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                              DELAWARE POOLED TRUST

                         THE EMERGING MARKETS PORTFOLIO
                        THE GLOBAL FIXED INCOME PORTFOLIO
                       THE INTERNATIONAL EQUITY PORTFOLIO
                    THE INTERNATIONAL FIXED INCOME PORTFOLIO
                 THE LABOR SELECT INTERNATIONAL EQUITY PORTFOLIO
                           THE GLOBAL EQUITY PORTFOLIO
                  THE INTERNATIONAL LARGE-CAP EQUITY PORTFOLIO
                      THE INTERNATIONAL SMALL-CAP PORTFOLIO

                          SUPPLEMENT TO THE PORTFOLIOS'
                       PROSPECTUS DATED FEBRUARY 27, 2004


As set forth in the May 5, 2004, Supplement to the Prospectus, the Fund's investment manager, Delaware International Advisers Ltd. ("DIAL"), is being acquired by a venture comprised of certain members of DIAL's management and a private equity firm, Hellman & Friedman, LLC. This transaction is expected to close late in the third quarter or early in the fourth quarter of this year (the "Closing"). Under applicable law, DIAL's Investment Management Agreement for each of The Emerging Markets Portfolio, The Global Fixed Income Portfolio, The International Equity Portfolio, The International Fixed Income Portfolio and The Labor Select International Equity Portfolio (the "New Sub-Advised Portfolios") will automatically terminate as of the Closing.

In order for Delaware Investments to continue to provide overall management of the daily business affairs of each New Sub-Advised Portfolio after the Closing, the Board of Trustees responsible for each Fund has approved a proposal that provides for Delaware Management Company ("DMC") to serve as the investment manager of each New Sub-Advised Portfolio pursuant to an Investment Management Agreement (the "New Investment Management Agreement") and for DIAL to continue to provide investment services to the New Sub-Advised Portfolios as sub-advisor to DMC pursuant to a new sub-advisory agreement (together with the New Investment Agreement, the "New Agreements").

As required under applicable law, the Board of Trustees responsible has approved the submission of the New Agreements to applicable shareholders. Shareholders of record on June 22, 2004, will receive a proxy statement requesting approval of the New Agreements in early July. A special meeting of shareholders addressing these matters will be held on or about August 31, 2004.

On May 21, 2004, the Board of Trustees of the Trust unanimously voted to liquidate and dissolve The Global Equity Portfolio, The International Large-Cap Equity Portfolio and The International Small-Cap Portfolio series of the Trust (each, a "Liquidating Portfolio"). As a result of the decision to pursue liquidation and dissolution of each Liquidating Portfolio, as of the date of this Supplement, new investors are no longer permitted to purchase shares of any Liquidating Portfolio. The liquidation will be effected, and Liquidating Portfolio shareholders will be paid a liquidation distribution, on (or within a reasonable time following) September 30, 2004.

THIS SUPPLEMENT IS DATED JUNE 24, 2004.